UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 1, 2013

Rockwood Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32609	52-2277366
(Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Overlook Center

Princeton, New Jersey 08540

(Address of registrant’s principal executive office)

(609) 514-0300

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 2.01                                  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On October 1, 2013, Rockwood Specialties Group, Inc. (“Rockwood”), an indirect subsidiary of Rockwood Holdings, Inc. (the “Company”), completed the sale of its Clay-based Additives business (the “Business”), to BYK Chemie GmbH, a German limited liability company, and Altana AG, a corporation organized under the laws of Germany (“Altana”) as guarantor, for a purchase price of $635 million, subject to customary adjustments. The Company received cash proceeds of $626.6 million at the closing. The Business develops and manufactures a range of specialty rheology modifiers and additives.

ITEM 9.01                                  FINANCIAL STATEMENTS AND EXHIBITS.

(b)                                 Pro forma financial information.

(i)                          Rockwood Holdings, Inc.

ROCKWOOD HOLDINGS, INC. UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma condensed consolidated balance sheet and statements of operations are presented to illustrate the estimated effects of the sale by Rockwood, of the Business to BYK Chemie GmbH, a German limited liability company, and Altana AG, a corporation organized under the laws of Germany as guarantor.

The unaudited pro forma condensed consolidated financial information presented for the balance sheet as of June 30, 2013, comparative statements of operations for the years ended December 31, 2012, 2011, and 2010 and the six months ended June 30, 2013 and 2012 are based upon the historical results of operations, adjusted to reflect the pro forma effect as if the sale of the Clay-based Additives business, had occurred on January 1, 2010 with respect to the statements of operations and on June 30, 2013 with respect to the balance sheet. As of September 30, 2013, the Clay-based Additives business met the criteria for being reported as a discontinued operation. The historical consolidated financial information presented herein should be read in conjunction with the audited consolidated financial statements and notes thereto appearing in Rockwood Holdings, Inc.’s annual report on Form 10-K for the year ended December 31, 2012 and the unaudited condensed consolidated financial statements and notes thereto included in Rockwood Holdings, Inc.’s quarterly report on Form 10-Q for the quarterly period ended June 30, 2013.

The unaudited pro forma condensed consolidated financial information is for illustrative purposes only. Such information does not purport to be indicative of the financial condition and the results of operations that would have been achieved had the sale of the Clay-based Additives business, for which Rockwood Holdings, Inc. is giving pro forma effect, actually occurred on the dates referred to above or the financial condition and the results of operations that may be expected in the future. Such information has been prepared based upon currently available information and assumptions that Rockwood Holdings, Inc. believes are reasonable. Such currently available information and assumptions may prove to be inaccurate over time.

The Company has elected to assume that the cash proceeds will be used for general corporate purposes. In accordance with Securities and Exchange Commission (“SEC”) guidance, we have assumed no interest income on the remaining cash proceeds. However, we do expect to generate additional earnings through the use of these cash proceeds.

On September 6, 2013, the Company filed a Form 8-K to provide an unaudited pro forma condensed consolidated balance sheet and statements of operations to reflect the sale of CeramTec, our advanced ceramics business, on August 31, 2013. These pro forma adjustments have been included within this Form 8-K to reflect the impact of the Company’s continuing operations subsequent to the sales of these businesses.

ROCKWOOD HOLDINGS, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

JUNE 30, 2013

(Dollars in millions; shares in thousands)

(Unaudited)

		Advanced	Clay-based
	Rockwood	Ceramics	Additives	Pro Forma
	Historical	Adjustments (a)	Adjustments	As Adjusted
ASSETS
Current assets:
Cash and cash equivalents	$321.7	$812.9	$606.9 (b)	$1,741.5
Accounts receivable, net	589.6	(76.9)	(28.4)	484.3
Inventories	778.5	(92.1)	(25.8)	660.6
Deferred income taxes	10.4	(1.0)	—	9.4
Prepaid expenses and other current assets	94.8	40.8	15.9	151.5
Total current assets	1,795.0	683.7	568.6	3,047.3
Property, plant and equipment, net	1,730.9	(308.4)	(46.8)	1,375.7
Goodwill	854.5	(250.6)	—	603.9
Other intangible assets, net	410.9	(83.4)	(11.9)	315.6
Deferred financing costs, net	29.8	(10.6)	—	19.2
Deferred income taxes	174.2	44.0	3.5	221.7
Other assets	68.5	(0.5)	—	68.0
Total assets	$5,063.8	$74.2	$513.4	$5,651.4
LIABILITIES
Current liabilities:
Accounts payable	$247.0	$(17.3)	$(8.5)	$221.2
Income taxes payable	9.9	(7.8)	—	2.1
Accrued compensation	106.2	(18.9)	(1.9)	85.4
Accrued expenses and other current liabilities	166.7	(28.5)	(4.0)	134.2
Deferred income taxes	4.4	(0.3)	—	4.1
Long-term debt, current portion	43.3	(35.5)	—	7.8
Total current liabilities	577.5	(108.3)	(14.4)	454.8
Long-term debt	2,180.3	(878.4)	—	1,301.9
Pension and related liabilities	564.8	(78.6)	(0.9)	485.3
Deferred income taxes	76.2	(22.2)	0.1	54.1
Other liabilities	119.1	(5.4)	(0.6)	113.1
Total liabilities	3,517.9	(1,092.9)	(15.8)	2,409.2
Commitments and Contingencies
Restricted stock units	20.2	—	—	20.2
EQUITY
Rockwood Holdings, Inc. stockholders’ equity:
Common stock ($0.01 par value, 400,000 shares authorized, 79,247 shares issued and 75,742 shares outstanding)	0.8	—	—	0.8
Paid-in capital	1,243.7	—	—	1,243.7
Accumulated other comprehensive loss	(73.1)	22.3	—	(50.8)
Retained earnings	416.5	1,144.8	529.2 (c)	2,090.5
Treasury stock, at cost (3,505 shares)	(217.8)	—	—	(217.8)
Total Rockwood Holdings, Inc. stockholders’ equity	1,370.1	1,167.1	529.2	3,066.4
Noncontrolling interest	155.6	—	—	155.6
Total equity	1,525.7	1,167.1	529.2	3,222.0
Total liabilities and equity	$5,063.8	$74.2	$513.4	$5,651.4

Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet

1.  Pro Forma Assumptions and Adjustments

(a)  See the Company’s Form 8-K filed on September 6, 2013, related to the sale of the CeramTec business, for a description of the above adjustments.

(b)  The proceeds from the sale and related adjustments (as if the sale had occurred on June 30, 2013 with respect to the balance sheet) are as follows (in millions):

Base sales price, net of customary adjustments	$615.5
Estimated fees and expenses associated with sale	(8.6)
Net proceeds	$606.9

The Company has elected to assume that the cash proceeds will be used for general corporate purposes. In accordance with SEC guidance, we have assumed no interest income on the cash proceeds.

(c)  This represents the net gain on sale of $529.2 million (including $1.5 million of taxes). The effects of the gain and the write-off of deferred financing costs were not reflected, however, in the pro forma statements of operations as the adjustments are non-recurring in nature. We do not expect the transaction to have any federal tax effect as a result of utilization of net operating losses.

ROCKWOOD HOLDINGS, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(Dollars in millions; except per share amounts; shares in thousands)

(Unaudited)

	Six months ended					Six months ended
	June 30, 2013					June 30, 2012
		Advanced	Clay-based				Advanced	Clay-based
	Rockwood	Ceramics	Additives		Pro Forma	Rockwood	Ceramics	Additives		Pro Forma
	Historical	Adjustments (a)	Adjustments		As Adjusted	Historical	Adjustments (a)	Adjustments		As Adjusted
Net sales	$1,906.9	$(292.9)	$(99.3)		$1,514.7	$1,815.1	$(287.4)	$(105.7)		$1,422.0
Cost of products sold	1,365.8	(162.8)	(62.3)		1,140.7	1,152.0	(161.9)	(64.2)		925.9
Gross profit	541.1	(130.1)	(37.0)		374.0	663.1	(125.5)	(41.5)		496.1
Selling, general and administrative expenses	375.4	(75.1)	(11.5)		288.8	344.4	(57.0)	(12.3)		275.1
Restructuring and other severance costs	9.8	(0.1)	(0.1)		9.6	17.9	(0.1)	(0.5)		17.3
Asset write-downs and other	5.1	(0.3)	—		4.8	0.2	—	—		0.2
Operating income	150.8	(54.6)	(25.4)		70.8	300.6	(68.4)	(28.7)		203.5
Other expenses, net:
Interest expense, net	(52.3)	16.0	—		(36.3)	(35.4)	19.5	—		(15.9)
Loss on early extinguishment/modification of debt	(17.6)	—	—		(17.6)	(12.4)	—	—		(12.4)
Foreign exchange loss on financing activities, net	(11.4)	15.8	(6.2	)(b)	(1.8)	(7.7)	24.8	(10.2	)(b)	6.9
Other, net	—	—	—		—	0.1	—	—		0.1
Other expenses, net	(81.3)	31.8	(6.2)		(55.7)	(55.4)	44.3	(10.2)		(21.3)
Income from continuing operations before taxes	69.5	(22.8)	(31.6)		15.1	245.2	(24.1)	(38.9)		182.2
Income tax provision (benefit)	19.2	(5.3)	(10.7	)(c)	3.2	(78.2)	(11.2)	(2.3	)(d)	(91.7)
Net income from continuing operations	50.3	(17.5)	(20.9)		11.9	323.4	(12.9)	(36.6)		273.9
Net loss (income) attributable to noncontrolling interest	0.9	—	—		0.9	(22.7)	—	—		(22.7)

Net income attributable to Rockwood Holdings, Inc. shareholders from continuing operations	$51.2	$(17.5)	$(20.9)		$12.8	$300.7	$(12.9)	$(36.6)		$251.2

Earnings per share attributable to Rockwood Holdings, Inc. shareholders from continuing operations:
Basic	$0.66				$0.16	$3.88				$3.24
Diluted	0.64				0.16	3.76				3.14

Dividends declared per share of common stock	$0.80				$0.80	$0.35				$0.35

Weighted average number of basic shares outstanding	77,806				77,806	77,492				77,492
Weighted average number of diluted shares outstanding	79,461				79,461	79,994				79,994

Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations

1.  Pro Forma Assumptions and Adjustments

(a)  See the Company’s Form 8-K filed on September 6, 2013, related to the sale of the CeramTec business, for a description of the above adjustments.

(b)  Represents the mark-to-market impact of the repayment of an intercompany loan as a result of the sale of the Clay-based Additives business.

(c)  The effective tax rate is lower than the U.S. statutory tax rate of 35% primarily due to the foreign earnings mix.

(d)  The effective tax rate is lower than the U.S. statutory tax rate of 35% primarily due to the assumed domestic utilization of net operating loss carryforwards for which the Company had previously provided a valuation allowance.

ROCKWOOD HOLDINGS, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2012

(Dollars in millions; except per share amounts; shares in thousands)

(Unaudited)

		Advanced	Clay-based
	Rockwood	Ceramics	Additives		Pro Forma
	Historical	Adjustments (a)	Adjustments		As Adjusted
Net sales	$3,506.9	$(546.7)	$(191.4)		$2,768.8
Cost of products sold	2,351.8	(312.2)	(122.1)		1,917.5
Gross profit	1,155.1	(234.5)	(69.3)		851.3
Selling, general and administrative expenses	655.4	(111.9)	(23.0)		520.5
Restructuring and other severance costs	45.5	(2.5)	(0.8)		42.2
Asset write-downs and other	0.9	(0.2)	(0.2)		0.5
Operating income	453.3	(119.9)	(45.3)		288.1
Other expenses, net:
Interest expense, net	(86.7)	37.6	—		(49.1)
Loss on early extinguishment/modification of debt	(14.8)	—	—		(14.8)
Foreign exchange loss on financing activities, net	(9.6)	(20.4)	8.1	(b)	(21.9)
Other, net	0.1	—	—		0.1
Other expenses, net	(111.0)	17.2	8.1		(85.7)
Income from continuing operations before taxes	342.3	(102.7)	(37.2)		202.4
Income tax benefit	(55.9)	(2.0)	(3.9	)(c)	(61.8)
Net income from continuing operations	398.2	(100.7)	(33.3)		264.2
Net income attributable to noncontrolling interest	(14.7)	—	—		(14.7)
Net income attributable to Rockwood Holdings, Inc. shareholders from continuing operations	$383.5	$(100.7)	$(33.3)		$249.5

Earnings per share attributable to Rockwood Holdings, Inc. shareholders from continuing operations:
Basic	$4.94				$3.21
Diluted	4.80				3.12

Dividends declared per share of common stock	$1.05				$1.05

Weighted average number of basic shares outstanding	77,665				77,665
Weighted average number of diluted shares outstanding	79,943				79,943

Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations

1.  Pro Forma Assumptions and Adjustments

(a)  See the Company’s Form 8-K filed on September 6, 2013, related to the sale of the CeramTec business, for a description of the above adjustments.

(b)  Represents the mark-to-market impact of the repayment of an intercompany loan as a result of the sale of the Clay-based Additives business.

(c)  The effective tax rate is lower than the U.S. statutory tax rate of 35% primarily due to the assumed domestic utilization of net operating loss carryforwards for which the Company had previously provided a valuation allowance.

ROCKWOOD HOLDINGS, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2011

(Dollars in millions; except per share amounts; shares in thousands)

(Unaudited)

		Advanced	Clay-based
	Rockwood	Ceramics	Additives		Pro Forma
	Historical	Adjustments (a)	Adjustments		As Adjusted
Net sales	$3,669.3	$(585.1)	$(202.3)		$2,881.9
Cost of products sold	2,380.0	(339.2)	(125.5)		1,915.3
Gross profit	1,289.3	(245.9)	(76.8)		966.6
Selling, general and administrative expenses	705.9	(116.0)	(25.0)		564.9
Restructuring and other severance costs	14.5	(0.7)	—		13.8
Asset write-downs and other	1.6	(0.6)	(0.1)		0.9
Operating income	567.3	(128.6)	(51.7)		387.0
Other expenses, net:
Interest expense, net	(96.1)	38.3	—		(57.8)
Loss on early extinguishment/modification of debt	(16.6)	—	—		(16.6)
Foreign exchange gain on financing activities, net	1.3	40.5	(13.2	)(b)	28.6
Other, net	0.2	—	—		0.2
Other expenses, net	(111.2)	78.8	(13.2)		(45.6)
Income from continuing operations before taxes	456.1	(49.8)	(64.9)		341.4
Income tax provision	124.4	(6.5)	(4.1	)(c)	113.8
Net income from continuing operations	331.7	(43.3)	(60.8)		227.6
Net income attributable to noncontrolling interest	(40.6)	—	—		(40.6)
Net income attributable to Rockwood Holdings, Inc. shareholders from continuing operations	$291.1	$(43.3)	$(60.8)		$187.0

Earnings per share attributable to Rockwood Holdings, Inc. shareholders from continuing operations:
Basic	$3.80				$2.44
Diluted	3.64				2.34

Weighted average number of basic shares outstanding	76,555				76,555
Weighted average number of diluted shares outstanding	79,865				79,865

Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations

1.  Pro Forma Assumptions and Adjustments

(a)  See the Company’s Form 8-K filed on September 6, 2013, related to the sale of the CeramTec business, for a description of the above adjustments.

(b)  Represents the mark-to-market impact of the repayment of an intercompany loan as a result of the sale of the Clay-based Additives business.

(c)  The effective tax rate is lower than the U.S. statutory tax rate of 35% primarily due to the assumed domestic utilization of net operating loss carryforwards for which the Company had previously provided a valuation allowance.

ROCKWOOD HOLDINGS, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2010

(Dollars in millions; except per share amounts; shares in thousands)

(Unaudited)

		Advanced	Clay-based
	Rockwood	Ceramics	Additives		Pro Forma
	Historical	Adjustments (a)	Adjustments		As Adjusted
Net sales	$3,191.6	$(515.6)	$(169.7)		$2,506.3
Cost of products sold	2,149.8	(306.2)	(107.1)		1,736.5
Gross profit	1,041.8	(209.4)	(62.6)		769.8
Selling, general and administrative expenses	667.6	(106.1)	(26.1)		535.4
Restructuring and other severance costs	5.0	(1.1)	—		3.9
Asset write-downs and other	11.5	(0.8)	—		10.7
Operating income	357.7	(101.4)	(36.5)		219.8
Other expenses, net:
Interest expense, net	(151.1)	84.0	—		(67.1)
Loss on early extinguishment/modification of debt	(1.6)	—	—		(1.6)
Foreign exchange gain on financing activities, net	(1.0)	45.0	(29.4	)(b)	14.6
Other, net	0.5	—	—		0.5
Other expenses, net	(153.2)	129.0	(29.4)		(53.6)
Income from continuing operations before taxes	204.5	27.6	(65.9)		166.2
Income tax benefit	(24.6)	11.4	(3.6	)(c)	(16.8)
Net income from continuing operations	229.1	16.2	(62.3)		183.0
Net income attributable to noncontrolling interest	(9.1)	—	—		(9.1)
Net income attributable to Rockwood Holdings, Inc. shareholders from continuing operations	$220.0	$16.2	$(62.3)		$173.9

Earnings per share attributable to Rockwood Holdings, Inc. shareholders from continuing operations:
Basic	$2.93				$2.32
Diluted	2.82				2.23

Weighted average number of basic shares outstanding	74,985				74,985
Weighted average number of diluted shares outstanding	78,093				78,093

Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations

1.  Pro Forma Assumptions and Adjustments

(a)  See the Company’s Form 8-K filed on September 6, 2013, related to the sale of the CeramTec business, for a description of the above adjustments.

(b)  Represents the mark-to-market impact of the repayment of an intercompany loan as a result of the sale of the Clay-based Additives business.

(c)  The effective tax rate is lower than the U.S. statutory tax rate of 35% primarily due to the assumed domestic utilization of net operating loss carryforwards for which the Company had previously provided a valuation allowance.

(d)           Exhibits

Exhibit No.	Description

10.1 (A)	Stock Purchase Agreement, dated July 26, 2013, by Rockwood, an indirect subsidiary of the Company, and BYK Chemie GmbH and Altana as guarantor.

99.1	Press Release dated October 2, 2013

(A)      Incorporated by reference to the Company’s Current Report on Form 8-K filed on July 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rockwood Holdings, Inc.

By:	/s/ Michael W. Valente
	Name:	Michael W. Valente
	Title:	Assistant Secretary

Dated: October 4, 2013